CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Terra Energy Resources, Ltd. on Form 10-K for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof, I, Catherine Balloqui, President and Principal financial officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities  Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

April 15, 2009

/S/Catherine Balloqui

Catherine Balloqui

President, Secretary, Treasurer,
Director, and Chief Financial Officer
and Controller (Principal Accounting Officer)